                                                                    Exhibit 99.3

         NEITHER  THIS  SECURITY  NOR  THE  SECURITIES  ISSUABLE  UPON
         CONVERSION HEREOF HAVE BEEN REGISTERED WITH THE UNITED STATES
         SECURITIES   AND  EXCHANGE   COMMISSION  OR  THE   SECURITIES
         COMMISSION OF ANY STATE OR UNDER THE  SECURITIES ACT OF 1933,
         AS AMENDED.  THE  SECURITIES  ARE  RESTRICTED  AND MAY NOT BE
         OFFERED,  RESOLD,  PLEDGED OR TRANSFERRED EXCEPT AS PERMITTED
         UNDER THE ACT PURSUANT TO  REGISTRATION  OR EXEMPTION OR SAFE
         HARBOR THEREFROM.

No.                                                               US $300,000.00
   ----------------

                                WATER CHEF, INC.

                CONVERTIBLE PROMISSORY NOTE DUE FEBRUARY 17, 2007

THIS Note is a duly  authorized  issuance of $300,000.00 of WATER CHEF,  INC., a
Delaware  corporation and located at 1007 Glen Cove Avenue,  Suite 1, Glen Head,
New York 11545 (the "Company") designated as its Convertible Note (the "Note").

         FOR VALUE RECEIVED,  the Company promises to pay to SOUTHRIDGE PARTNERS
LP, the  registered  holder  hereof (the  "Holder"),  the principal sum of three hundred thousand and 00/100 Dollars (US  $300,000.00),  plus accrued interest in the  amount of eight  percent  (8%) per year for all  outstanding  principal  on
February 11, 2007 (the "Maturity Date").  The principal plus accrued interest of this Note is payable at the option of the Holder at any time after the  Maturity
Date,  in shares of the Company's  common  stock,  par value of $0.001 per share
("Common Stock") as set forth below, or in United States dollars, at the address last  appearing on the Note  Register of the Company as designated in writing by the Holder. The Company will pay the outstanding  principal amount of this Note, plus accrued interest,  in cash on or before the Maturity Date, less any amounts required  by law to be  deducted,  to the  registered  holder of this Note.  The forwarding of such wire transfer shall constitute a payment  hereunder and shall satisfy and  discharge the liability for principal on this Note to the extent of the sum represented by such wire transfer plus any amounts so deducted.

         Capitalized  terms used herein and not otherwise  defined  herein shall have the respective meanings set forth in the Loan Agreement and the Transaction
Documents of even date.

         This Note is subject to the following additional provisions:

         1.       The Note is issuable in  denominations of Ten Thousand Dollars
(US$10,000) and integral multiples  thereof,  provided that the number of shares to be issued  upon  conversion  is a minimum of 3,000  (unless if at the time of election  to  convert  the  number  of  shares of  Common  Stock  issuable  upon conversion is less than 3,000).  The Note is exchangeable for an equal aggregate principal amount of Note of different authorized denominations,  as requested by the  Holder  surrendering  the same.  No  service  charge  will be made for such registration or transfer or exchange.

         1.A      The  Company  shall have the right to redeem  this Note at any time by providing  written  notice to the Holder by making a cash payment to the
Holder of the outstanding  principal  amount of the Note multiplied by a premium according to the  following  schedule,  plus all accrued  interest:  105% of the outstanding  principal  amount if  redeemed  within 120 days after the  issuance date; 110% of the outstanding  principal amount if redeemed between 121 days and
180 days after the issuance date;  112% of the outstanding  principal  amount if redeemed  between  181 days and 365 days after the  issuance  date;  115% of the outstanding principal amount if redeemed after 365 days after the issuance date.
Written notice to the Holder shall be received at least 5 business days prior to the date of redemption payment ("Redemption Date"). If the redemption payment is not made on or before  the  Redemption  Date,  the  redemption  notice  shall be rendered null and void and the Holder thereafter shall have the right to convert any portion of the outstanding principal of the Note.

         1.B      This Note is further  secured  pursuant to a Pledge  Agreement and a Guarantee, each dated October 11, 2006 between the Pledgor/Guarantor,  and the  Holder  whereby  the  Pledgor/Guarantor  has  guaranteed  this Note and has granted to Holder a security  interest  in  Collateral  to secure the payment of this  Note.  Such  security  interest  may be  perfected  by the  filing  of the applicable UCC statements in the appropriate recording offices.

         2.       The  Holder of this  Note is  entitled  at any time  after the
Maturity Date, at its option,  subject to the following  provisions,  to convert all or a portion of the principal amount of this Note plus accrued interest into shares of Common  Stock at a  conversion  price for each  share of Common  Stock equal to the Current  Market Price  multiplied by eighty five percent (85%) (the
"Conversion  Price").  "Current Market Price" means the average of the three (3)
lowest closing bid prices for the Common Stock as reported by Bloomberg,  LP or, if not so reported,  as reported on the over-the-counter  market, during the ten
(10)  trading days ending on the trading day  immediately  prior to the relevant
Conversion Date (as defined below).  The amount of shares issuable pursuant to a conversion  shall equal the principal amount (or portion thereof) of the Note to be converted, plus accrued interest, divided by the Conversion Price.

         Conversion  shall  be  effectuated  by  surrendering  the  Note  to the
Company,  accompanied  by or  preceded  by  facsimile  or other  delivery to the
Company of the form of conversion  notice attached hereto as Exhibit A, executed by the Holder evidencing such Holder's  intention to convert a specified portion hereof. No fractional shares of Common Stock or scrip representing  fractions of shares will be issued on conversion,  but the number of shares issuable shall be rounded to the nearest  whole share.  The date on which notice of  conversion is given (the "Conversion Date") shall be deemed to be the date on which the Holder faxes or otherwise  delivers the  conversion  notice  ("Notice of  Conversion"), substantially  in the form annexed  hereto as Exhibit A, duly  executed,  to the
Company. Facsimile delivery of the Notice of Conversion shall be accepted by the
Company  at  facsimile  number   516-656-9095  ATTN:   PRESIDENT.   Certificates
representing  Common Stock issuable upon  conversion  shall be delivered  within four (4) business days from the Conversion Date. ("Delivery Date").

         The Company  understands  that a delay in the issuance of the Shares of
Common Stock beyond the Delivery Date (as defined in this Section)  could result in economic loss to the Holder. As compensation to the Holder for such loss, the
Company  agrees to pay late  payments to the Holder for late  issuance of Shares upon Conversion, unless the delay is due to causes beyond the reasonable control of the Company or the Transfer Agent, in accordance with the following  schedule
(where "No.  Business  Days Late" refers to the number of business days which is beyond three (3) business days after the Delivery Date):(1)

                               Late Payment For Each $10,000
                               of Note Principal or Interest
No. Business Days Late            Amount Being Converted
----------------------            ----------------------

             1                            $  100
             2                            $  200
             3                            $  300
             4                            $  400
             5                            $  500
             6                            $  600
             7                            $  700
             8                            $  800
             9                            $  900
            10                            $1,000
           >10                            $1,000 +$200 for each Business Day
                                          Late beyond 10 days

The Company shall pay any payments  incurred  under this Section in  immediately available funds upon demand as the Holder's remedy for such delay.  Furthermore, in addition to any other remedies  which may be available to the Holder,  in the event that the Company fails for any reason to effect delivery of such shares of
Common Stock by close of business on the Delivery  Date,  unless such failure is due to causes  beyond the Company's  reasonable  control or that of its Transfer
Agent,  the Holder will be entitled to revoke the relevant  Notice of Conversion by delivering a notice to such effect to the Company,  whereupon the Company and the Holder  shall each be restored  to their  respective  positions  immediately prior to delivery  of such  Notice of  Conversion;  provided,  however,  that an amount equal to any  payments  contemplated  by this Section  which have accrued through the date of such  revocation  notice  shall  remain due and owing to the
Converting Holder notwithstanding such revocation.

         If, by the  relevant  Delivery  Date,  the Company  fails,  unless such failure is due to causes beyond the Company's  reasonable control or that of its
Transfer  Agent,  for any  reason  to  deliver  the  Shares  to be  issued  upon conversion  of the Note and after  such  Delivery  Date,  the Holder of the Note being  converted (a "Converting  Holder")  purchases,  in an  arm's-length  open market transaction or otherwise,  shares of Common Stock (the "Covering Shares")

------------------

in order to make  delivery  in  satisfaction  of a sale of  Common  Stock by the
Converting  Holder (the "Sold Shares"),  which delivery such  Converting  Holder anticipated  to make  using  the  Shares to be issued  upon such  conversion  (a
"Buy-In"), the Converting Holder shall have the right, to require the Company to pay to the Converting  Holder, in addition to and not in lieu of the amounts due hereunder (but in addition to all other amounts contemplated in other provisions of the Transaction  Agreements,  and not in lieu of any such other amounts), the
Buy-In Adjustment Amount (as defined below).  The "Buy-In  Adjustment Amount" is the amount equal to the excess,  if any, of (x) the  Converting  Holder's  total purchase price (including brokerage commissions, if any) for the Covering Shares over (y) the net proceeds (after brokerage commissions,  if any) received by the
Converting  Holder from the sale of the Sold Shares.  The Company  shall pay the
Buy-In  Adjustment  Amount  to  the  Company  in  immediately   available  funds
immediately upon demand by the Converting Holder. By way of illustration and not in limitation of the foregoing,  if the Converting  Holder  purchases  shares of
Common Stock having a total purchase price (including brokerage  commissions) of
$11,000 to cover a Buy-In with respect to shares of Common Stock it sold for net proceeds of $10,000, the Buy-In Adjustment Amount which Company will be required to pay to the Converting Holder will be $1,000.

         In lieu of delivering  physical  certificates  representing  the Common
Stock  issuable  upon  conversion,  provided  the  Company's  Transfer  Agent is participating in the Depository Trust Company ("DTC") Fast Automated  Securities
Transfer  program,  upon  request  of the  Holder  and its  compliance  with the provisions contained in this paragraph, so long as the certificates therefore do not bear a legend  and the  Holder  thereof  is not  obligated  to  return  such certificate  for the  placement of a legend  thereon,  the Company shall use its best efforts to cause its transfer agent to  electronically  transmit the Common
Stock  issuable  upon  conversion  to the  Holder by  crediting  the  account of
Holder's Prime Broker with DTC through its Deposit  Withdrawal  Agent Commission system.

         The Holder of the Note shall be  entitled to  exercise  its  conversion privilege with respect to the Note  notwithstanding the commencement of any case under 11 U.S.C. ss.101 ET SEQ. (the "Bankruptcy Code"). In the event the Company is a debtor under the Bankruptcy Code, the Company hereby waives, to the fullest extent  permitted,  any rights to relief it may have  under 11 U.S.C.  ss.362 in respect of such holder's conversion privilege. The Company hereby waives, to the fullest  extent  permitted,  any  rights to  relief it may have  under 11 U.S.C.
ss.362 in respect of the conversion of the Note.

         3.       The Company shall be entitled to withhold from all payments of principal of this Note any amounts  required to be withheld under the applicable provisions of the United States income tax laws or other  applicable laws at the time of such  payments,  and Holder  shall  execute  and  deliver  all  required documentation in connection therewith.

         4.       This   Note   has   been   issued    subject   to   investment
representations  of the  original  purchaser  hereof and may be  transferred  or exchanged  only in compliance  with the  Securities Act of 1933, as amended (the
"Act"),  and other applicable state and foreign securities laws. In the event of any proposed

transfer of this Note, the Company may require,  prior to issuance of a new Note in  the  name  of  such  other  person,  that  it  receive  reasonable  transfer documentation  including  legal  opinions  that the issuance of the Note in such other name does not and will not cause a violation of the Act or any  applicable state or foreign  securities laws. Prior to due presentment for transfer of this
Note,  the  Company  and any agent of the  Company may treat the person in whose name this Note is duly  registered on the  Company's  Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes,  whether or not this Note be overdue,  and neither the Company nor any such agent shall be affected by notice to the contrary.

         5.       No provision of this Note shall alter or impair the obligation of the Company,  which is absolute and  unconditional,  to pay the  principal of this Note at the time,  place,  and rate,  and in the coin or  currency,  herein prescribed. This Note is a direct obligation of the Company.

         6.       [INTENTIONALLY OMITTED].

         7.       The Holder of the Note, by acceptance hereof, agrees that this
Note is being acquired for investment and that such Holder will not offer,  sell or otherwise  dispose of this Note or the shares of Common Stock  issuable  upon conversion  thereof  except  under  circumstances  which  will not  result  in a violation of the Act or any applicable state Blue Sky or foreign laws or similar laws relating to the sale of securities.

         8.       This Note shall be governed  by and  construed  in  accordance with the laws of the  State of New York.  Each of the  parties  consents  to the jurisdiction  of the federal  courts whose  districts  encompass any part of the
City of New York or the state  courts of the  State of New York  sitting  in the
City of New York in  connection  with any  dispute  arising  under this Note and hereby waives, to the maximum extent permitted by law, any objection,  including any  objection  based  on  FORUM  NON  COVENIENS,  to the  bringing  of any such proceeding in such jurisdictions. Each of the parties hereby waives the right to a trial by jury in connection with any dispute arising under this Note.

         9.       The following shall constitute an "Event of Default":

                  a.       The Company shall default in the payment of principal
                           and interest on this Note when due; or

                  b.       Any of the  representations or warranties made by the
                           Company  herein,  in any  certificate or financial or
                           other  written  statements  heretofore  or  hereafter
                           furnished  by the  Company  in  connection  with  the
                           execution and delivery of this Note shall be false or
                           misleading in any material  respect at the time made;
                           or

                  c.       The Company shall fail to perform or observe,  in any
                           material   respect,   any   other   covenant,   term,
                           provision,  condition, agreement or obligation of any

                           Note and such failure  shall  continue  uncured for a
                           period of thirty (30) days after written  notice from
                           the Holder of such failure; or

                  d.       The  Company  fails  to  authorize  or to  cause  its
                           Transfer  Agent to issue  shares of Common Stock upon
                           exercise  by the Holder of the  conversion  rights of
                           the Holder in accordance with the terms of this Note,
                           fails to transfer or to cause its  Transfer  Agent to
                           transfer any  certificate  for shares of Common Stock
                           issued to the Holder upon conversion of this Note and
                           when  required  by this Note,  and such  transfer  is
                           otherwise  lawful, or fails to remove any restrictive
                           legend  on any  certificate  or fails  to  cause  its
                           Transfer Agent to remove such restricted  legend,  in
                           each case where such  removal is lawful,  as and when
                           required by this Note,  the  Agreement,  and any such
                           failure shall continue  uncured for ten (10) business
                           days; or

                  e.       The Company  shall (1) admit in writing its inability
                           to pay its debts  generally as they mature;  (2) make
                           an  assignment   for  the  benefit  of  creditors  or
                           commence  proceedings  for  its  dissolution;  or (3)
                           apply for or consent to the appointment of a trustee,
                           liquidator  or receiver for its or for a  substantial
                           part of its property or business; or

                  f.       A trustee,  liquidator or receiver shall be appointed
                           for  the  Company  or for a  substantial  part of its
                           property  or  business  without its consent and shall
                           not be  discharged  within sixty (60) days after such
                           appointment; or

                  g.       Any  governmental  agency or any  court of  competent
                           jurisdiction  at the  instance  of  any  governmental
                           agency shall  assume  custody or control of the whole
                           or  any  substantial  portion  of the  properties  or
                           assets of the  Company  and  shall  not be  dismissed
                           within sixty (60) days thereafter; or

                  h.       Any money judgment, writ or warrant of attachment, or
                           similar  process  in excess of One  Hundred  Thousand
                           ($100,000)  Dollars in the aggregate shall be entered
                           or filed against the Company or any of its properties
                           or other assets and shall remain  unpaid,  unvacated,
                           unbonded or unstayed  for a period of sixty (60) days
                           or in any event later than five (5) days prior to the
                           date of any proposed sale thereunder; or

                  i.       Bankruptcy, reorganization, insolvency or liquidation
                           proceedings or other proceedings for relief under any
                           bankruptcy  law or any law for the  relief of debtors
                           shall be instituted by or against the Company and, if
                           instituted   against  the   Company,   shall  not  be
                           dismissed   within   sixty   (60)  days   after  such
                           institution  or the  Company  shall by any  action or
                           answer  approve of,  consent to, or  acquiesce in any
                           such  proceedings  or admit the material  allegations
                           of, or default in  answering a petition  filed in any
                           such proceeding; or

                  j.       The Company shall have its Common Stock  suspended or
                           delisted from an exchange or over-the-counter  market
                           from trading for in excess of five trading days.

Then, or at any time  thereafter,  and in each and every such case,  unless such
Event of Default  shall have been waived in writing by the Holder  (which waiver shall not be deemed to be a waiver of any  subsequent  default) at the option of the Holder and in the  Holder's  sole  discretion,  the Holder may  consider all obligations  under this Note immediately due and payable,  without  presentment, demand,  protest  or notice of any  kinds,  all of which  are  hereby  expressly waived,  anything  herein or in any note or other  instruments  contained to the contrary notwithstanding,  and the Holder may immediately enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law.

         10.      The  Holder  may not  convert  this  Note to the  extent  such conversion  would result in the Holder,  together  with any  affiliate  thereof, beneficially  owning (as  determined  in  accordance  with Section  13(d) of the
Exchange Act and the rules  promulgated  thereunder)  in excess of 4.999% of the then issued and  outstanding  shares of Common  Stock held by such Holder  after application of this Section. Since the Holder will not be obligated to report to the  Company  the number of shares of Common  Stock it may hold at the time of a conversion  hereunder,  unless  the  conversion  at issue  would  result  in the issuance of shares of Common  Stock in excess of 4.999% of the then  outstanding shares  of  Common  Stock  without  regard  to any  other  shares  which  may be beneficially owned by the Holder or an affiliate thereof,  the Holder shall have the authority and obligation to determine  whether the restriction  contained in this Section will limit any  particular  conversion  hereunder and to the extent that  the  Holder  determines  that the  limitation  contained  in this  Section applies,  the determination of which portion of the principal amount of Note are convertible  shall be the  responsibility  and obligation of the Holder.  If the
Holder has  delivered a  Conversion  Notice for a principal  amount of Note that would result in the  issuance of in excess of the  permitted  amount  hereunder, without  regard to any  other  shares  that the  Holder  or its  affiliates  may beneficially  own,  the Company  shall  notify the Holder of this fact and shall honor the conversion for the maximum  principal amount permitted to be converted on such  Conversion  Date and,  at the option of the Holder,  either  retain any principal  amount  tendered for  conversion  in excess of the  permitted  amount hereunder for future  conversions or return such excess  principal amount to the
Holder. The provisions of this Section may be waived by a Holder (but only as to itself and not to any other  Holder)  upon not less than 65 days prior notice to the Company. Other Holders shall be unaffected by any such waiver.

         11.      Nothing   contained   in  this  Note  shall  be  construed  as
conferring  upon the  Holder  the right to vote or to  receive  dividends  or to consent  or  receive  notice as a  shareholder  in  respect  of any  meeting  of shareholders  or any rights  whatsoever as a shareholder of the Company,  unless and to the extent converted in accordance with the terms hereof.

         12.      All agreements herein made are expressly limited so that in no
event  whatsoever,   whether  by  reason  of  advancement  of  proceeds  hereof, acceleration  of maturity of the unpaid balance  hereof or otherwise,  shall the amount paid or agreed to be paid to Holder for the use of the money  advanced or to be  advanced  hereunder  exceed the maximum  rate of  interest  allowed to be charged under applicable law (the "Maximum Rate"),  regardless of whether or not there has been an  acceleration of the payment of principal as set forth herein.
If, from any circumstances whatsoever,  the fulfillment of any provision of this
Note or any other agreement or instrument now or hereafter evidencing,  securing or in any way relating to the  indebtedness  evidenced  hereby shall involve the payment of  interest  in excess of the  Maximum  Rate,  then,  IPSO  FACTO,  the obligation to pay interest  hereunder  shall be reduced to the Maximum Rate; and
if from any circumstance  whatsoever,  Holder shall ever receive  interest,  the amount of which would exceed the amount  collectible  at the Maximum Rate,  such amount as would be excessive  interest  shall be applied to the reduction of the principal balance remaining unpaid hereunder and not to the payment of interest.
This  provision  shall  control  every  other  provision  in any and  all  other agreements and instruments existing or hereafter arising between the Company and
Holder with respect to the indebtedness evidenced hereby.

IN WITNESS  WHEREOF,  the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.

Dated: October 11, 2006

                                            WATER CHEF, INC.

                                            By:  /s/ David A. Conway
                                                --------------------------------
                                                David A. Conway
                                            ------------------------------------
                                            (Print Name)
                                                President & CEO
                                            ------------------------------------
                                            Title:

ATTESTOR

By:
    -----------------------